Please file this Combined Prospectus/Proxy Statement Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage High Yield Bond Fund

Wells Fargo Advantage Intermediate Government Income Fund

Class A

Supplement dated May 27, 2008, to the Combined Prospectus/Proxy Statement dated May 6, 2008.

The Combined Prospectus/Proxy Statement dated May 6, 2008, that was previously sent to you describes several proposed fund reorganizations, including the proposed reorganization of the Wells Fargo Advantage Intermediate Government Income Fund into the Wells Fargo Advantage Government Securities Fund and the Wells Fargo Advantage High Yield Bond Fund into the Wells Fargo Advantage High Income Fund. This document supplements certain important information contained in the Combined Prospectus/Proxy Statement related to these fund reorganizations as noted below.

In connection with the reorganization of the Wells Fargo Advantage Intermediate Government Income Fund into the Wells Fargo Advantage Government Securities Fund, the Average Annual Total Returns for the Government Securities Fund – Class A, found on page 23, are deleted and replaced with the following (corrected numbers are in bold):

Average Annual Total Returns1 as of 12/31/07

Fund/Class (inception date)	1-Year	3-Years	5-Years	10-Years or Since Inception
Government Securities Fund
Class A (formerly Advisor Class) (8/31/99)[2]	2.16%	2.62%	2.74%	4.91%

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1Returns reflect applicable sales charges.

2Performance shown from August 31, 1999, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges.

The Average Annual Total Returns for the Government Securities Fund – Class A, found on page E-17, are deleted and replaced with the following (corrected numbers are in bold):

Average Annual Total Returns as of 12/31/07

Class A1,2	1 year	5 years	10 years
Returns Before Taxes	2.16%	2.74%	4.91%
Returns After Taxes on Distributions[3]	0.46%	1.07%	2.81%
Returns After Taxes on Distributions and Sale of Fund Shares[3]	1.36%	1.36%	2.90%

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1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 31, 1999, (effective on or about June 20, 2008, the Advisor Class shares will be renamed Class A shares). Performance shown for the Class A shares from August 31, 1999, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to August 31, 1999, for the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges.

2 Class A Calendar Year Total Returns and Returns After Taxes are being shown because Class A has a longer period of returns than Class B and Class C.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

In connection with the reorganization of the Wells Fargo Advantage High Yield Bond Fund into the Wells Fargo Advantage High Income Fund, the Average Annual Total Returns for the High Income Fund – Class A, found on page E-11, are deleted and replaced with the following (corrected numbers are in bold):

Average Annual Total Returns as of 12/31/07

Class A1	1 year	5 years	10 years
Returns Before Taxes	-1.38%	8.84%	3.72%
Returns After Taxes on Distributions[2]	-3.77%	6.20%	0.39%
Returns After Taxes on Distributions and Sale of Fund Shares[2]	-0.91%	6.03%	1.04%

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1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total

Returns reflect applicable sales charges. Class A shares incepted on February 29, 2000 (effective on or about June 20, 2008, the Advisor Class shares will be renamed Class A shares). Performance shown for the Class A shares from February 29, 2000, through December 31, 2007, reflects the performance of the Advisor Class shares, adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares and Class C shares will vary.

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You may vote your proxy in several ways as described in the “Information on Voting” section of your Combined Prospectus/Proxy Statement. You may revoke a proxy once it is given. If you desire to revoke a proxy, you must either submit a later dated proxy or a written notice of revocation to the appropriate target fund. You also may give written notice of revocation in person at the shareholder meeting scheduled for June 30, 2008, at 3:00 p.m. (Pacific Time). If you have any questions about voting your proxy you may call our proxy solicitor, The Altman Group, at 1-866-406-2287. If you have any questions about the proxy materials or the reorganizations, please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. Your vote is very important to us regardless of the number of shares that you are entitled to vote.